SECURITIES AND EXCHANGE COMMISSION

                      Washington D.C. 20549

                             Form 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


 Date of Report(Date of earliest event reported)January 29, 1999


                   RICHARDSON ELECTRONICS, LTD.
      (Exact name of registrant as specified in its charter)


Delaware                 0-12906             36-2096643
(State or other          (Commission         (IRS Employer
 jurisdiction of          File Number)        Identification
 incorporation)                                No.)

                      40W267 Keslinger Road
                           P.O. Box 393
                      LaFox, IL  60147-0393
             (Address of principal executive offices)

Registrant's telephone number, including area code 630-208-2200


                          Not applicable
  (Former name or former address, if changed since last report.)


This Current Report on Form 8-K contains a total of 3 pages.

Item 5  Other Events

Richardson Electronics, Ltd. announced on January 29,1999 that it expects results for the fiscal quarter ended February 28, 1999 to be substantially below analyst's expectations.

The foregoing statement is a "forward-looking statement" within the meaning of the Private Securities Litigation Reform Act of 1995. The statement relates to future events that involve risks, uncertainties and assumptions that may cause actual results to vary materially from those predicted.

Item 7  Financial Statements, Pro Forma Financial Information and
Exhibits

     (c)  Exhibits

     None

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RICHARDSON ELECTRONICS, LTD.


                               By: /s/ William J. Garry
                                   William J. Garry
                                   Senior Vice President & CFO

Date:  February 1, 1999